UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

Fresh2 Group Limited
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39137	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 5TH AVE STE 2416 NEW YORK, United States	NY 10019-6108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 917-397-6890

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares (each representing 20 Class A ordinary shares, par value US$0.01 per share)	FRES	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Salary Conversion Agreement

From March 13,2024 to March 19, 2024, the Company entered into salary conversion agreements (each a “Salary Conversion Agreement”) with each of 14 Chinese employees of the Company or its affiliate, whereby each employee agreed to convert certain unpaid salary in the total amount of US$515,416.20 into 10,966,280 Class A ordinary shares of the Company (the “Ordinary Shares”) at a conversion price of 0.047 per share. Each of the 14 employees resides in China. On March 19, 2024, the Company issued a total of 10,966,280 Ordinary Shares to the 14 employees pursuant to Regulation S.

The foregoing description of the Salary Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the agreements, the form of which is filed as Exhibit 10.1 hereto and are incorporated herein by reference.

Debt Conversion Agreement

On March 19, 2024, the Company entered into a debt conversion agreement (the “Debt Conversion Agreement”) with a creditor of the Company, whereby the creditor agreed to convert an outstanding debt of US$243,291.9 into 5,176,420 Ordinary Shares at a conversion price of 0.047 per share. The creditor is a Chinese citizen and resident of China. On March 19, 2024, the Company issued 5,176,420 Ordinary Shares to the creditor pursuant to Regulation S.

The foregoing description of the Debt Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the agreements, the form of which is filed as Exhibit 10.2 hereto and are incorporated herein by reference.

Item 3.02. Unregistered sales of equity securities.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No	Document
10.1	Form of Salary Conversion Agreement
10.2	Debt Conversion Agreement, dated March 19, 2024
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2024	Fresh2 Group Limited

	By:	/s/ Haohan Xu
	Name:	Haohan Xu
	Title:	Chief Executive Officer

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